Commitments and Contingencies	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies

Litigation

In the ordinary course of business, the Company is involved in various pending and threatened litigation matters related to operations, some of which include claims for punitive or exemplary damages. The Company believes no actions, other than the matters listed below, depart from customary litigation incidental to its business. As background to the disclosure below, please note the following:

•	These matters raise difficult and complicated factual and legal issues and are subject to many uncertainties and complexities.

•
The Company reviews all of its litigation on an on-going basis and follows the authoritative provisions for accounting for contingencies when making accrual and disclosure decisions. A liability must be accrued if (a) it is probable that a liability has been incurred and (b) the amount of loss can be reasonably estimated. If one of these criteria has not been met, disclosure is required when there is at least a reasonable possibility that a material loss may be incurred. When assessing reasonably possible and probable outcomes, the Company bases decisions on the assessment of the ultimate outcome following all appeals. Legal fees associated with defending litigation matters are expensed as incurred.

CheckFree Corporation and CashEdge, Inc. v. Metavante Corporation and Fidelity National Information Services, Inc.

On January 5, 2012 CheckFree Corporation and CashEdge, Inc., subsidiaries of Fiserv, Inc. (collectively, the "Plaintiffs") filed a patent infringement action against the Company and its subsidiary, Metavante Corporation (collectively the “Defendants”) in the U.S. District Court for the Middle District of Florida, Jacksonville Division. Plaintiffs alleged that the Defendants infringe the patents at issue by providing customers financial and payment solutions that process payment instructions, provide electronic biller notifications, and/or process account-to-account funds transfer transactions and requested financial damages and injunctive relief. Defendants filed their Answer and Counterclaims to Plaintiffs' complaint for patent infringement denying the claims of patent infringement and asserting defenses, including non-infringement and invalidity. Defendants filed counterclaims asserting patent infringement of three patents and adding Fiserv, Inc. as a Counter Defendant. Plaintiffs and Counter Defendant Fiserv, Inc., filed their Answer to Defendants' counterclaims denying the claims of patent infringement and asserting defenses, including non-infringement and invalidity. On June 24, 2013, Defendants filed for covered business method (“CBM”) post-grant reviews of the validity of the Plaintiff's asserted patents at the US Patent and Trademark Office ("USPTO").  On June 25, 2013, Defendants filed a Motion to Stay the case pending the outcome of the CBM post-grant reviews.  On December 23, 2013, the USPTO instituted Defendants’ CBM Petitions, thereby agreeing to review the validity of Plaintiff's patents. On January 17, 2014, the Court granted Defendants’ Motion to Stay the litigation pending the outcome of the CBM review proceedings and the lawsuit in Florida continues to be stayed. On December 22, 2014, the Patent Trial and Appeal Board (“PTAB”) issued final written decisions on Defendants’ CBM Petition holding that all claims of the Plaintiffs' four patents are unpatentable. Plaintiffs appealed the PTAB’s final written decisions to the U.S. Court of Appeals for the Federal Circuit with regard to two of the four invalidated patents. On December 7, 2015, the parties entered into an agreement by which the Plaintiffs agreed to dismiss the appeals of the final written decisions of invalidity pending in the U.S. Court of Appeals for the Federal Circuit and the parties agreed to dismiss all claims and counterclaims pending in the U.S. District Court for the Middle District of Florida. No monetary payment was made or promised by either party in connection with the agreement. The U.S District Court dismissed all pending claims and counterclaims on December 14, 2015 and the U.S. Court of Appeals for the Federal Circuit dismissed both pending appeals on December 17, 2015. This matter is now closed and this will be our final disclosure of this case.

DataTreasury Corporation v. Fidelity National Information Services, Inc. et. al.

On May 28, 2013 DataTreasury Corporation (the “Plaintiff”) filed a patent infringement lawsuit against the Company and multiple banks in the U.S. District Court for the Eastern District of Texas, Marshall Division.  Plaintiff alleges that the Company infringes the patents at issue by making, using, selling or offering to sell systems and methods for image-based check processing. The Plaintiff seeks damages, injunctive relief and attorneys' fees for the alleged infringement of two patents.  On October 25, 2013, the Company filed for CBM post-grant reviews of the validity of the Plaintiff's asserted patents at the USPTO.  The Company filed a Motion to Stay the case pending the outcome of the CBM post-grant reviews. On April 29, 2014, the USPTO instituted the Company's two CBM petitions. On August 14, 2014, the Court granted the Company's Motion to Stay the litigation pending the outcome of the CBM review proceedings. On April 29, 2015, the PTAB issued final written decisions on the Company’s two CBM petitions holding that all claims of the Plaintiff’s two patents are unpatentable. The Plaintiff's request for rehearing of these decisions has been denied by PTAB. On August 27, 2015, the Plaintiff filed a notice of appeal to the U.S. Court of Appeals for the Federal Circuit of the USPTO’s Final Written Decisions and the Company will respond to the Plaintiff/Appellant’s brief in due course once filed. An estimate of a possible loss or range of possible loss, if any, for this action cannot be made at this time.

Acquired Contingencies

The Company is in the process of evaluating certain contingencies which were assumed in the SunGard acquisition. These matters include resolution of a customer claim, unclaimed property examinations, tax compliance matters, and finalizing the sale prices for two previously divested businesses. The Company is gathering additional information regarding the facts and circumstances as of the acquisition date for certain of these matters in order to finalize its estimate of potential future liability. The consolidated balance sheet at December 31, 2015 includes a provisional liability totaling $149.4 million related to these matters, including $81.7 million in unrecognized tax benefits assumed (see Note 14). This provisional liability is subject to change during the measurement period.

For approximately one week in August 2015, certain U.S. operations of a single SunGard customer were disrupted by an issue affecting its SunGard-hosted fund accounting platform that occurred following a recommended operating system update implemented by SunGard. The customer uses the platform for the processing of net asset values (NAVs) for certain mutual funds, exchange-traded funds and collective investment funds. While the incident resulted in delayed publication of certain NAVs or use of alternative NAVs, no data was lost as a result of the incident. The platform is operating as designed and we continue to work with our customer to resolve any resulting matters. No other SunGard customers were disrupted.

The State of Delaware, Department of Finance, Division of Revenue (Unclaimed Property) and nine other states are currently conducting a joint examination of the books and records of certain subsidiaries acquired in the SunGard acquisition to determine compliance with the unclaimed property laws. Additionally, prior to the Acquisition, SunGard entered into voluntary disclosure agreements to address the potential unclaimed property exposure for certain entities not included in the scope of the ongoing unclaimed property examination.

Indemnifications and Warranties

The Company generally indemnifies its clients, subject to certain limitations and exceptions, against damages and costs resulting from claims of patent, copyright, or trademark infringement associated solely with its customers' use of the Company's software applications or services. Historically, the Company has not made any material payments under such indemnifications, but continues to monitor the conditions that are subject to the indemnifications to identify whether it is probable that a loss has occurred, and would recognize any such losses when they are estimable. In addition, the Company warrants to customers that its software operates substantially in accordance with the software specifications. Historically, no material costs have been incurred related to software warranties and no accruals for warranty costs have been made.

 Leases

The Company leases certain of its property under leases which expire at various dates. Several of these agreements include escalation clauses and provide for purchases and renewal options for periods ranging from one to five years.

Future minimum operating lease payments for leases with remaining terms greater than one year for each of the years in the five years ending December 31, 2020, and thereafter, in the aggregate, are as follows (in millions):

2016	$107.6
2017	100.5
2018	80.6
2019	57.1
2020	36.5
Thereafter	55.4
Total	$437.7

In addition, the Company has operating lease commitments relating to office equipment and computer hardware with annual lease payments of approximately $4.1 million per year that renew on a short-term basis. See Note 7 for information on the Company's capital lease obligations.

Rent expense incurred under all operating leases during the years ended December 31, 2015, 2014 and 2013, was $92.8 million, $85.3 million and $80.0 million, respectively.

Data Processing, Maintenance and Other Service Agreements.  The Company has agreements with various vendors, which expire between 2017 and 2023, principally for portions of its computer data processing operations and related functions. The Company’s estimated aggregate contractual obligation remaining under these agreements was approximately $560.0 million as of December 31, 2015. However, this amount could be more or less depending on various factors such as the inflation rate, foreign exchange rates, the introduction of significant new technologies, or changes in the Company’s data processing needs.